UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                        Date of Report (Date of earliest
                                event reported):
                  December 20, 2001, as amended January 3, 2002
                     and further amended February 5th, 2002


                       CHINA XIN NETWORK MEDIA CORPORATION
                             (formerly Frefax Inc.)
               (Exact name of issuer as specified in its charter)





Florida                         000-29915                    650786722
(State or other jurisdiction    Commission                   IRS Employer
of incorporation                File Number No.              Identification No.)





                1255 Peel Street, Montreal, Quebec H3B 2T9 CANADA
               (Address of principal executive offices) (Zip Code)



                         Registrant's telephone number,
                              including area code:
                     Tel: (514) 398-0515 Fax: (514) 398-9901

Item 1.   Changes in Control of Registrant.

NOT APPLICABLE


Item 2.   Acquisition or Disposition of Assets.

NOT APPLICABLE


Item 3.   Bankruptcy or Receivership.

NOT APPLICABLE

Item 4.   Change in Registrant's Certifying Accountants

On November 30, 2001, China Xin Network Media Corporation (formerly known as Frefax), a Florida corporation ("The Registrant"), engaged Fine and Associates, auditors, of Montreal, Quebec Canada as the auditors for its subsidiary China Xin Network (Canada) Inc.

On December 17, 2001, the Board of Directors of the Registrant, terminated its relationship with Massella Rubenstein LLP ("Massella Rubenstein"), and transferred all audit responsibilities to Fine and Associates, effective on October 31, 2001.

During the Registrant's two most recent fiscal years and any subsequent interim periods, neither the Registrant nor anyone acting on its behalf consulted with Fine & Associates regarding either (i) the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with Massella Rubenstein, the Registrant's previous auditors, or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K) with respect to Massella Rubenstein.

On December 21, 2001, the Registrant filed a Form 8-K regarding the termination of Massella Rubenstein as its certifying accountant, which was amended on January 4, 2002. Reference is made to that filing for all details regarding the resignation of the Registrant's former independent auditor.

There were no disagreements with Massella Rubenstein regarding any of the accounting principles, financial statements, and disclosure or audit scope or procedure issues during the two most recent fiscal years or any subsequent interim periods.

Item 5.   Other Events and Regulation FD Disclosure.

NOT APPLICABLE


Item 6.   Resignations of Registrant's Directors.

NOT APPLICABLE

Item 7.   Financial Statements and Exhibits.

Exhibits:

16.a - Letter From Massella Rubenstein to China Xin Network Media Corporation dated February 5, 2002


Item 8.   Change in Fiscal Year.

NOT APPLICABLE




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                       China Xin Network Media Corporation
                                  (Registrant)


Date: February 5, 2002              By:/s/ Jean-Francois Amyot
                                       -----------------------
                                       Name: Jean-Francois Amyot,
                                       Title:   CEO & Chairman